UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 6, 2011

                       ENVISION SOLAR INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)

          NEVADA                      333-147104                26-1342810
----------------------------  --------------------------    --------------------
(State or other Jurisdiction   (Commission File Number)       (IRS Employer
     of Incorporation)                                      Identification No.)

               7675 DAGGET STREET, SUITE 150, SAN DIEGO, CA 92111
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               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (858) 799-4583


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          (Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o    Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

o    Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01:  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
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         On  September 6, 2011,  Envision  Solar  International,  Inc., a Nevada
corporation (the "Company") entered into a loan agreement and corresponding convertible promissory note in the original principal amount of $1,000,000 with an investor (the "Lender"). The note bears simple interest at an annual rate of nine percent (9%) with all principal and accrued interest payable on or before December 31, 2012, unless sooner converted into common stock. The holder of the note can convert any amount due under the note into shares of the Company's common stock at a conversion price of $0.29 per share.

         On September 6, 2011, the Company entered into a selling agreement with Allied Beacon Partners, Inc. ("Allied Beacon"), a registered securities broker dealer, to place the $1,000,000 convertible note. The Lender is a customer of Allied Beacon. Allied Beacon will be compensated four percent (4%) of the note balance in cash upon execution, four percent (4%) in cash for any amount of the loan balance subsequently converted into shares of the Company's common stock, and an additional two percent (2%) of any converted shares payable in the equivalent number of warrants to purchase the Company's common stock, each with a five (5) year term and a $0.29 strike price.

          Copies of these agreements are attached hereto as exhibits 10.1, 10.2 and 10.3 and are incorporated herein by reference.


ITEM 2.03: CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT
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         The  information  provided in Item 1.01 of this Current  Report on Form
8-K is incorporated by reference into this Item 2.03.


ITEM 9.01:  FINANCIAL STATEMENTS AND EXHIBITS.
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         (d) Exhibits

                  10.1 Loan agreement between Envision Solar International, Inc and Gerald Hickson.

                  10.2 Convertible Promissory Note between Envision Solar International, Inc. and Gerald Hickson.

                  10.3     Selling     Agreement    between    Envision    Solar
                           International, Inc and Allied Beacon Partners, Inc.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                     ENVISION SOLAR INTERNATIONAL, INC.

September 9, 2011                    By: /s/ Desmond Wheatley
                                     -----------------------------------------
                                     Desmond Wheatley, Chief Executive Officer


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